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                                                                    RULE 497 (D)
                                                             FILE NUMBER 33-3233

Supplement Dated November 6, 1995 to the Variable Life Account Prospectus Dated May 1, 1995

This material modifies the section "Additional Benefits" on page 32 of the prospectus, under the heading "Other Policy Provisions."

The Policy Enhancement Agreement provides for an increase in the face amount, without evidence of insurability, on each policy anniversary. The face amount will be increased by a specified percent, which you choose when you apply for this benefit; the base premium will also be increased by the same percent.

Minnesota Mutual Variable Life Account, a separate account of
The Minnesota Mutual Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098
(612) 298-3500

F. 49244